Exhibit 24


                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.



                                Signed: /s/  Charles A. Heimbold, Jr.
                                        -----------------------------
                                        Charles A. Heimbold, Jr.

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.


                                    Signed: /s/  Robert E. Allen
                                           -----------------------------
                                           Robert E. Allen

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.


                                       Signed: /s/  Michael E. Autera
                                               -------------------------
                                               Michael E. Autera

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.


Dated this 17th day of July, 1995.

                                        Signed: /s/  Ellen V. Futter
                                               -----------------------
                                               Ellen V. Futter

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.

                                       Signed: /s/  Louis V. Gerstner, Jr.
                                               ---------------------------
                                               Louis V. Gerstner, Jr.

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.


Dated this 17th day of July, 1995.

                                          Signed: /s/  John D. Macomber
                                                 -----------------------
                                                 John D. Macomber

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.


Dated this 17th day of July, 1995.

                                          Signed: /s/  John D. Macomber
                                                 -----------------------
                                                 John D. Macomber

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.



                                       Signed: /s/  James D. Robinson III
                                               ---------------------------
                                                James D. Robinson III

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.


                                         Signed: /s/  Louis W. Sullivan, M.D.
                                                -----------------------------
                                                 Louis W. Sullivan, M.D.

                          POWER OF ATTORNEY



          The undersigned certifies that he is a Director of Bristol-Myers Squibb Company.

          The undersigned hereby appoints each of A. C. Brennan and J.
L. McGoldrick as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Registration Statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorneys may deem necessary or desirable.



Dated this 17th day of July, 1995.



                                        Signed: /s/  Kenneth E. Weg
                                                -------------------
                                                 Kenneth E. Weg